UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2008

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RELM Wireless Corporation

(Exact name of registrant as specified in its charter)

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Nevada	000-07336	59-34862971
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7100 Technology Drive, West Melbourne, FL 32904

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code (321) 984-1414

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operations and Financial Condition.

On March 5, 2008, RELM Wireless Corporation (the “Registrant”) announced its financial and operating results for the quarter and full year ended December 31, 2007 in the press release furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Report, including the Exhibit, is being furnished pursuant to Item 2.02 of Form 8-K and General Instruction B.2 thereunder.  Such information shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit Number	Description
99.1	Press Release issued by the Registrant on March 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION
(Registrant)

	By:	/s/ WILLIAM P. KELLY
Date: March 6, 2008		William P. Kelly Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by the Registrant on March 5, 2008